                                    EXHIBIT 1(A)

                               FIRST AMENDMENT TO
                          AGREEMENT AND PLAN OF MERGER


     This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment"), dated as of June 20, 1995, among CRIIMI MAE, Inc., a Maryland corporation ("CRIIMI MAE"), CRIIMI Management, Inc., a newly formed Maryland corporation and a wholly-owned subsidiary of CRIIMI MAE ("CRIIMI Management"), CRICO Mortgage Company, Inc., a Delaware corporation ("CRICO Mortgage"), CRI/AIM Management, Inc., a Delaware corporation ("CRI/AIM Management"), CRI Acquisition, Inc., a Maryland corporation ("CRI Acquisition"), William B. Dockser and H. William Willoughby (collectively, the "Parties"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement and Plan of Merger dated as of April 20, 1995 (the "Merger Agreement").

     WHEREAS, the Parties entered into the Merger Agreement as of April 20, 1995.

     WHEREAS, the Parties desire to amend the definition of Effective Time in the Merger Agreement;

     WHEREAS, the Special Committee has recommended this Amendment to the Board of Directors of CRIIMI MAE (the "Board") and the Board (with the Principals abstaining) has approved this Amendment; and

     WHEREAS, the respective Boards of Directors and of each of the CRI Mortgage Businesses have unanimously approved this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

     1. AMENDMENT. The second sentence of Section 1.2 of the Merger Agreement is hereby deleted and replaced by the following:

          The Merger shall become effective at 11:59 p.m. on the later of the date of filing of the Articles of Merger with the Department and the Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time").

     2. COUNTERPARTS. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts is signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     3. NO FURTHER CHANGES. Except as amended hereby, the terms of the Merger Agreement remain unchanged.

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     IN WITNESS WHEREOF, the Parties have signed this Amendment or caused this
Amendment to be signed by their respective officers thereunto duly authorized, as applicable, all as of the date first above written.


                                        CRIIMI MAE INC.



                                        By:  /s/
                                            ------------------------------------
                                             Name:
                                             Title:


                                        CRIIMI MAE MANAGEMENT, INC.



                                        By:  /s/
                                            ------------------------------------
                                             Name:
                                             Title:


                                        CRICO MORTGAGE COMPANY, INC.



                                        By:  /s/
                                            ------------------------------------
                                             Name:
                                             Title:


                                        CRI/AIM MANAGEMENT, INC.



                                        By:  /s/
                                            ------------------------------------
                                             Name:
                                             Title:


(Signatures continued on the following page)

                                      - 2 -
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                                        CRI ACQUISITION, INC.



                                        By:  /s/
                                            ------------------------------------
                                             Name:
                                             Title:

                                        THE PRINCIPALS:


                                              /s/
                                        ----------------------------------------
                                        William B. Dockser


                                              /s/
                                        ----------------------------------------
                                        H. William Willoughby


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